This is filed pursuant to Rule 497(c).
File Nos.  33-74230 and 811-08294.

ALLIANCEBERNSTEIN EXCHANGE RESERVES
(Class A-AEAXX; Class B-AEBXX; Class C-AECXX; Class R-AREXX; Class K-AEKXX; Class I-AIEXX; Advisor Class-AEYXX)

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c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672

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                      STATEMENT OF ADDITIONAL INFORMATION
                                January 31, 2011

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      This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus for AllianceBernstein Exchange Reserves (the "Fund"), dated January 31, 2011, that offers Class A, Class B, Class C and Advisor Class shares of the Fund and the current prospectus dated January 31, 2011 that offers Class A, Class R, Class K and Class I shares of the Fund (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Fund for the year ended September 30, 2010 are included in the Fund's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectuses and the Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS
                              ------------------

                                                                            Page

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................2
MANAGEMENT OF THE FUND........................................................10
EXPENSES OF THE FUND..........................................................28
PURCHASE OF SHARES............................................................32
REDEMPTION AND REPURCHASE OF SHARES...........................................54
SHAREHOLDER SERVICES..........................................................57
DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE............................60
TAXES.........................................................................62
FUND TRANSACTIONS.............................................................62
GENERAL INFORMATION...........................................................65
FINANCIAL STATEMENTS AND REPORT OF  INDEPENDENT
     REGISTERED PUBLIC ACCOUNTING FIRM........................................71
APPENDIX A:  COMMERCIAL PAPER AND BOND RATINGS...............................A-1

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

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                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

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      The Fund is a diversified, open-end investment company. The Fund's objective is maximum current income to the extent consistent with safety of principal and liquidity. As is true with all investment companies, there can be no assurance that the Fund's objective will be achieved. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of that restriction.

      The Fund pursues its objective by maintaining a portfolio of high quality U.S. Dollar-denominated money market securities. The Fund invests securities in accordance with Securities and Exchange Commission (the "Commission") Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, under Rule 2a-7, the Fund will invest in securities that at the time of investment have remaining maturities not exceeding 397 days. The Fund is subject under Rule 2a-7 to maturity limits. Currently, the maximum dollar-weighted average maturity of the Fund's investments is limited to 60 days or less and the dollar-weighted average life of the Fund's investments is limited to 120 days or less. The Fund is also subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets as defined in Rule 2a-7, determined at the time of acquisition of a security. Daily liquid assets are currently defined in Rule 2a-7 as cash, direct obligations of the U.S. Government, or securities that will mature, or are subject to a demand feature that is exercisable, within one day. The Fund must also hold at least 30% of its total assets in weekly liquid assets, which are defined in the same way as daily liquid assets except that they must mature, or be subject to a demand feature that is exercisable, within five days.

                                    General
                                    -------

      The Fund intends to comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the portfolio quality, maturity and diversification conditions imposed by the Rule. To the extent that the Fund's limitations are more permissive that Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

      Pursuant to Rule 2a-7, the Fund may invest only U.S. Dollar-denominated securities that the Fund's investment adviser, AllianceBernstein L.P. (the "Adviser") determines present minimal credit risk and that are, at the time of acquisition, "Eligible Securities," as that term is defined in the Rule. Generally, an Eligible Security is a security that has a remaining maturity of 397 days or less. Under the Commission's guidance in a no-action letter dated August 19, 2010, the security must be rated, or issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any Requisite NRSROs, which are currently defined in Rule 2a-7 as nationally recognized statistical rating organizations ("NRSROs"). If only one NRSRO has issued a rating, that rating may be used. In addition, an Unrated Security, as defined in Rule 2a-7, may be an Eligible Security if the Adviser determines that it is of comparable quality to a Rated Security.

      Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations or is an Unrated Security deemed to be of comparable quality. Any Eligible Security that is a U.S. Government Security is also a first tier security. A security that has received the second highest rating by the Requisite NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7, the Fund may not invest more than five percent of its assets in first tier securities of any one issuer other than the U.S. Government, its agencies and instrumentalities or repurchase agreements collateralized by the U.S. Government securities subject to look-through treatment. Under Rule 2a-7, the Fund may not invest in a second tier security if (i) the security has a remaining maturity of greater than 45 calendar days and (ii) immediately after the acquisition thereof, the Fund would have invested more than (A) the greater of 1/2 of one percent of its assets in the second tier securities of any one issuer and (B) three percent of its total assets in second tier securities.

                                 Fund Policies
                                 -------------

      The Fund's investment objective is a "fundamental policy" within the meaning of the 1940 Act and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below under "Certain Fundamental Investment Policies." Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" and may, therefore, be changed by the trustees of the Fund ("Trustees") without a shareholder vote.

      The Fund's investments may include the following:

      1. U.S. Government Securities. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury. Securities issued by the Federal Home Loan Bank and the Federal National Mortgage Association, were supported only by the credit of the agency or instrumentality, but, currently, after these entities were placed in conservatorship; their securities are, in effect, supported by the full faith and credit of the U.S. Treasury. These securities also include securities guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under the Temporary Liquidity Guarantee Program ("TLGP"). As part of the Debt Guarantee Program of the TLGP, the FDIC will guarantee payment of interest and principal on new senior unsecured debt issued by eligible financial institutions. The TLGP provides an explicit FDIC guarantee on debt issued by these financial institutions before June 30, 2009, provided the debt has a stated maturity of greater than 30 days. The FDIC guarantee expires on the earlier of the maturity of the debt securities or June 30, 2012. These securities are considered U.S. Government securities for the purposes of Rule 2a-7 under the 1940 Act.

      2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      3. Commercial paper, including asset-backed commercial paper ("ABCP"), variable amount master demand notes and funding agreements, of high quality (i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or F1 or F2 by Fitch Ratings ("Fitch") or, if not rated, issued by U.S. or foreign companies which have an outstanding debt issue rated AAA, AA (including AA+ and AA-) or A (including A+ and A-) by Standard & Poor's, or Aaa, Aa (including Aa1, Aa2 and
Aa3) or A (including A1, A2 and A3) by Moody's and participation interests in loans extended by banks to such companies). For a description of such ratings see Appendix A. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. For a description of ABCP, see "Asset-Backed Securities" below. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see "Floating and Variable Rate Obligations" below.

      4. Repurchase agreements that are fully collateralized. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a week later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate that is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers that are determined to be creditworthy by the Adviser. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is not greater than 397 days, as currently required by Rule 2a-7. If a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. A repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully, as defined in Rule 2a-7.

                         Additional Investment Policies
                         ------------------------------

      The following investment policies supplement those set forth above for the Fund.

      Asset-Backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated, as required by Rule 2a-7. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security, however, the Fund is required to treat any obligor whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

      ABCP is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. Subprime mortgages are home loans to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. There could be greater risks of investments in ABCP, or even losses, in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatched in the timing of the cash flows of the underlying asset interests and the repayment of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

      Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the value of the ABCP could decline if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP.

      Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

      The Fund also invests in variable amount master demand notes (which may have put features in excess of 30 days) which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, when these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

      Illiquid Securities. Pursuant to Rule 2a-7, the Fund will not invest in "illiquid securities" if immediately after such investment more than 5% of the Fund's net assets would be invested in such securities. Under Rule 2a-7, an illiquid security is one that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value attributed to it by the Fund.

      Following the purchase of an illiquid security by the Fund, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of illiquid securities.

      Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

      Lending of Portfolio Securities. The Fund may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

      Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.

      The Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

      The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

      Reverse Repurchase Agreements. While the Fund has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

      Securities Issued by Foreign Banks or Foreign Companies. The Fund may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks. The Fund also may make investments in dollar-denominated certificates of deposit and bankers' acceptances issued or guaranteed by, or dollar-denominated time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Fund makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards.

      When-Issued Securities. The Fund is permitted to purchase "when-issued" securities related to the types of securities in which it is permitted to invest. With respect to these securities, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Fund to the issuer and, thus, no interest accrues to the Fund from the transaction. When-issued securities may be sold prior to the settlement date. To facilitate acquisitions, the Fund will segregate liquid high grade debt securities having value equal to or greater than commitments held by the Fund. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from the available cash flow. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value, or NAV. The Fund's investments in when-issued securities are subject to the risk of market fluctuations because the Fund agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

      General. While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above.

      Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Fund's investments may decrease during periods of rising interest rates and may increase during intervals of falling rates. Theses changes in value are usually smaller for short-term debt securities that for debt securities with longer maturities. In addition, if interest rates on money market securities in which the Fund invests remain low for an extended period of time, the Fund may have difficulties in providing a positive yield, paying expenses out of Fund assets, or maintaining a stable $1.00 NAV.

Certain Fundamental Investment Policies
---------------------------------------

      The Fund has adopted the following investment restrictions, which may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less.

      As a matter of fundamental policy, the Fund:

      (i) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

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(1) This limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

      (ii) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

      (iii) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

      (iv) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

      (v) may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

      (vi) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

      As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

            o     Cash or cash items;
            o     Government securities;
            o     Securities of other investment companies; and
            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.(2)

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(2) As a matter of operating policy, pursuant to Rule 2a-7, the Fund will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. This policy with respect to diversification would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event Rule 2a-7 is amended in the future.

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                             MANAGEMENT OF THE FUND

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Trustee Information
-------------------

      The business and affairs of the Fund are managed under the direction of the Trustees of the Fund. Certain information concerning the Fund's Trustees is set forth below.

Trustees
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                                                                           OTHER PUBLIC
                                                              PORTFOLIOS   COMPANY
                              PRINCIPAL                       IN FUND      DIRECTOR-
                              OCCUPATION(S)                   COMPLEX      SHIPS HELD BY
NAME, ADDRESS*, AGE           DURING PAST FIVE                OVERSEEN     TRUSTEE IN THE
AND (YEAR ELECTED**)          YEARS OR LONGER                 BY TRUSTEE   PAST FIVE YEARS
-------------------           ---------------                 ----------   ---------------
INDEPENDENT TRUSTEES

Chairman of the Trustees
William H. Foulk, Jr.,#,##    Investment Adviser and an          97        None
78                            Independent Consultant since
(1994)                        prior to 2006. Previously, he
                              was Senior Manager of Barrett
                              Associates, Inc., a
                              registered investment
                              adviser. He was formerly
                              Deputy Comptroller and Chief
                              Investment Officer of the
                              State of New York and, prior
                              thereto, Chief Investment
                              Officer of the New York Bank
                              for Savings. He has served as
                              a director or trustee of
                              various AllianceBernstein
                              Funds since 1983 and has been
                              Chairman of the
                              AllianceBernstein Funds and
                              of the Independent Directors
                              Committee of such Funds since
                              2003.

John H. Dobkin,#              Independent Consultant since       96        None
68                            prior to 2006.  Formerly,
(1994)                        President of Save Venice,
                              Inc. (preservation
                              organization) from 2001-2002;
                              Senior Advisor from June
                              1999-June 2000 and President
                              of Historic Hudson Valley
                              (historic preservation) from
                              December 1989-May 1999.
                              Previously, Director of the
                              National Academy of Design.
                              He has served as a director
                              or trustee of various
                              AllianceBernstein Funds since
                              1992.

Michael J. Downey,#           Private Investor since prior       96        Asia Pacific Fund,
67                            to 2006.  Formerly, managing                 Inc. and The Merger
(2005)                        partner of Lexington Capital,                Fund since prior to
                              LLC (investment advisory                     2006 and Prospect
                              firm) from December 1997                     Acquisition Corp.
                              until December 2003. From                    (financial services)
                              1987 until 1993, Chairman and                since 2007 until 2009
                              CEO of Prudential Mutual Fund
                              Management, director of the
                              Prudential Mutual Funds, and
                              member of the Executive
                              Committee of Prudential
                              Securities Inc. He has served
                              as a director or trustee of
                              the AllianceBernstein Funds
                              since 2006.

D. James Guzy,#               Chairman of the Board of PLX       96        Cirrus Logic
74                            Technology (semi-conductors)                 Corporation
(2005)                        and of SRC Computers Inc.,                   (semi-conductors) and
                              with which he has been                       PLX Technology, Inc.
                              associated since prior to                    (semi-conductors)
                              2006. He was a Director of                   since prior to 2006
                              Intel Corporation                            and Intel Corporation
                              (semi-conductors) from 1969                  (semi-conductors)
                              until 2008, and served as                    since prior to 2006
                              Chairman of the Finance                      until 2008
                              Committee of such company for
                              several years until May 2008.
                              He has served as a director
                              or trustee of one or more of
                              the AllianceBernstein Funds
                              since 1982.


Nancy P. Jacklin,#            Professorial Lecturer at the       96        None
62                            Johns Hopkins School of
(2006)                        Advanced International
                              Studies since 2008. Formerly,
                              U.S. Executive Director of
                              the International Monetary
                              Fund (December 2002-May
                              2006); Partner, Clifford
                              Chance (1992-2002); Sector
                              Counsel, International
                              Banking and Finance, and
                              Associate General Counsel,
                              Citicorp (1985-1992);
                              Assistant General Counsel
                              (International), Federal
                              Reserve Board of Governors
                              (1982-1985); and Attorney
                              Advisor, U.S. Department of
                              the Treasury (1973-1982).
                              Member of the Bar of the
                              District of Columbia and New
                              York; member of the Council
                              on Foreign Relations. She has
                              served as a director or
                              trustee of the
                              AllianceBernstein Funds since
                              2006.

Garry L. Moody,#              Independent Consultant.            96        None
58                            Formerly, Partner, Deloitte &
(2008)                        Touche LLP (1995-2008) where
                              he held a number of senior
                              positions, including Vice
                              Chairman, and U.S. and Global
                              Investment Management
                              Practice Managing Partner;
                              President, Fidelity
                              Accounting and Custody
                              Services Company (1993-1995);
                              and Partner, Ernst & Young
                              LLP (1975-1993), where he
                              served as the National
                              Director of Mutual Fund Tax
                              Services. He has served as a
                              director or trustee, and as
                              Chairman of the Audit
                              Committee, of most of the
                              AllianceBernstein Funds since
                              2008.

Marshall C. Turner, Jr.,#     Private Investor since prior       96        Xilinx, Inc.
69                            to 2006.  Interim CEO of MEMC                (programmable logic
(2005)                        Electronic Materials, Inc.                   semi-conductors) and
                              (semi-conductor and solar                    MEMC Electronic
                              cell substrates) from                        Materials, Inc.
                              November 2008 until March                    (semi-conductor and
                              2009. He was Chairman and CEO                solar cell
                              of Dupont Photomasks, Inc.                   substrates) since
                              (components of semi-conductor                prior to 2006
                              manufacturing), 2003 - 2005,
                              and President and CEO, 2005 -
                              2006, after the company was
                              acquired and renamed Toppan
                              Photomasks, Inc. He has
                              served as a director or
                              trustee of one or more of the
                              AllianceBernstein Funds since
                              1992

Earl D. Weiner,#              Of Counsel, and Partner prior      96        None
71                            to January 2007, of the law
(2007)                        firm Sullivan & Cromwell LLP
                              and member of ABA Federal
                              Regulation of Securities
                              Committee Task Force to draft
                              editions of the Fund
                              Director's Guidebook. He has
                              served as a director or
                              trustee of the
                              AllianceBernstein Funds since
                              2007 and is Chairman of the
                              Governance and Nominating
                              Committee of most of the
                              Funds.

INTERESTED TRUSTEE
------------------

Robert M. Keith, +, ++        Senior Vice President of the       97        None
1345 Avenue of the Americas   Adviser+++ and head of
New York, NY 10105            AllianceBernstein Investments,
(2010)                        Inc. ("ABI")+++ since July
50                            2008; Director of ABI and
                              President of the
                              AllianceBernstein Mutual
                              Funds. Previously, he served
                              as Executive Managing
                              Director of ABI from December
                              2006 to June 2008. Prior to
                              joining ABI in 2006,
                              Executive Managing Director
                              of Bernstein Global Wealth
                              Management, and prior
                              thereto, Senior Managing
                              Director and Global Head of
                              Client Service and Sales of
                              the Adviser's institutional
                              investment management
                              business since 2004. Prior
                              thereto, Managing Director
                              and Head of North American
                              Client Service and Sales in
                              the Adviser's institutional
                              investment management
                              business, with which he had
                              been associated since prior
                              to 2004.

---------

*     The address for each of the Fund's Trustees is c/o AllianceBernstein L.P.,
      Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Fund's Trustees.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
##    Member of the Fair Value Pricing Committee.
+     Mr. Keith became a Trustee of the Trust as of November 5, 2010.
++ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust due to his position as a Senior Vice President of the Adviser.
+++   The Adviser and ABI are affiliates of the Trust.

      The management of the business and affairs of the Trust are managed under the direction of the Board. Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, are referred to as "Independent Trustees", and Trustees who are "interested persons" of the Trust are referred to as "Interested Trustees". Certain information concerning the Trust's governance structure and each Trustee is set forth below.

      Experience, Skills, Attributes and Qualifications of the Trust's Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Trust. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

      The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of stockholders. The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

      In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as trustee of the Trust, is provided in the table above and in the next paragraph.

      Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Trustee's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Trust and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibilities for, among other things, the Adviser; Mr. Moody has experience as an certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

      Board Structure and Oversight Function. The Board is responsible for oversight of the Trust. The Trust has engaged the Adviser to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Trust's other service providers in the operations of the Trust in accordance with the Trust's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust's charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

      An Independent Trustee serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board's leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Trust, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Trust is required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

      Risk Oversight. The Trust is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Trust resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Trust; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

      Risk oversight forms part of the Board's general oversight of the Trust's investment program and operations and is addressed as part of various regular Board and committee activities. The Trust's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Trust's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Trust's Senior Officer (who is also the Trust's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Trust and the Adviser's risk management programs.

      Not all risks that may affect the Trust can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Trust or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Trust's goals. As a result of the foregoing and other factors the Trust's ability to manage risk is subject to substantial limitations.

      The Fund's Trustees have four standing committees -- an Audit Committee, Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, Governance and Nominating Committee, Fair Value Pricing Committee and Independent Directors Committee are identified above.

      The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met four times during the Fund's most recently completed fiscal year.

      The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions of the Trustees. The Governance and Nominating Committee met four times during the Fund's most recently completed fiscal year.

      The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Trustees to be reasonably calculated to inform shareholders.

      Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

      The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve as a Trustee. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

      The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as an Independent Trustee. When assessing a candidate for nomination, the Committee considers whether the individual's background skills and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

      The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

      The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Trustees, such as review and approval of the Advisory, Distribution Services and Transfer Agency Agreements. The Independent Directors Committee met eight times during the Fund's most recently completed fiscal year.

      The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.

                                                 AGGREGATE DOLLAR
                           DOLLAR RANGE          RANGE OF EQUITY
                           OF EQUITY             SECURITIES IN THE
                           SECURITIES IN         ALLIANCEBERNSTEIN
                           THE FUND AS OF        FUND COMPLEX AS OF
                           DECEMBER 31, 2010     DECEMBER 31, 2010
                           -----------------     -----------------

John H. Dobkin                   None            Over $100,000
Michael J. Downey                None            Over $100,000
William H. Foulk, Jr.      $10,001 - $50,000     Over $100,000
D. James Guzy                    None            Over $100,000
Nancy P. Jacklin           $10,001 - $50,000     Over $100,000
Robert M. Keith*                 None                 None
Garry L. Moody             $10,001 - $50,000     Over $100,000
Marshall C. Turner, Jr.          None            Over $100,000
Earl D. Weiner                   None            Over $100,000

--------
* Mr. Keith became a Trustee of the Fund on November 5, 2010. For information presented as of December 31, 2010, with respect to Mr. Keith, unvested interests in certain deferred compensation plans, including the Partners Compensation Plan are not included.

Officer Information
-------------------

      Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*        POSITION(S)                 PRINCIPAL OCCUPATION
AND AGE               HELD WITH FUND              DURING PAST 5 YEARS
-------------         --------------              -------------------

Robert M. Keith,      President and Chief         See above.
50                    Executive Officer

Raymond J. Papera,    Senior Vice President       Senior Vice President of the
54                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2006.

Philip L. Kirstein,   Senior Vice President and   Senior Vice President and
65                    Independent Compliance      Independent Compliance Officer
                      Officer                     of the AllianceBernstein
                                                  Funds, with which he has been
                                                  associated since prior to
                                                  2006. Prior thereto, he was Of
                                                  Counsel to Kirkpatrick &
                                                  Lockhart, LLP from October
                                                  2003 to October 2004, and
                                                  General Counsel of Merrill
                                                  Lynch Investment Managers,
                                                  L.P. since prior to 2006.

Maria R. Cona,        Vice President              Vice President of the
56                                                Adviser,** with which she has
                                                  been associated since prior to
                                                  2006.

Edward Dombrowski,    Vice President              Vice President of the
33                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2006.

John Giaquinta,       Vice President              Assistant Vice President of
47                                                the Adviser,** with which he
                                                  has been associated since
                                                  prior to 2006.

Emilie D. Wrapp,      Secretary                   Senior Vice President,
55                                                Assistant General Counsel and
                                                  Assistant Secretary of ABI,**
                                                  with which she has been
                                                  associated since prior to
                                                  2006.

Joseph J. Mantineo,   Treasurer and Chief         Senior Vice President of
51                    Financial Officer           ABIS,** with which he has been
                                                  associated since prior to
                                                  2006.

Stephen Woetzel,      Controller                  Vice President of ABIS,**
39                                                with which he has been
                                                  associated since prior to
                                                  2006.

---------
* The address for the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of the Fund.

      The Fund does not pay any fees to, or reimburse expenses of its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 2010, the aggregate compensation paid to each of the Trustees during calendar year 2010 by the "AllianceBernstein Fund Complex," and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                                                                                   Total Number
                                                                                   of Investment
                                                               Total Number        Portfolios
                                                               of Investment       within the
                                                               Companies           Alliance-
                                                               in the Alliance-    Bernstein
                                                               Bernstein           Fund Complex,
                                                               Fund Complex,       Including the
                                          Total Compensation   Including the       Fund, as to
                                          from the             Fund, as to         which the
                          Aggregate       AllianceBernstein    which the Trustee   Trustee is
Name of Trustee           Compensation    Fund Complex,        is a Director       a Director
of the Fund               from the Fund   Including the Fund   or Trustee          or Trustee
---------------           -------------   ------------------   -----------------   --------------

John H. Dobkin            $       5,661   $       236,900         33                  96
Michael J. Downey         $       5,661   $       236,900         33                  96
William H. Foulk, Jr.     $      10,644   $       482,300         34                  97
D. James Guzy             $       5,661   $       236,900         33                  96
Nancy P. Jacklin          $       5,661   $       236,900         33                  96
Robert M. Keith*          $           0   $             0         34                  97
Garry L. Moody            $       6,482   $       264,900         33                  96
Marshall C. Turner, Jr.   $       5,661   $       236,900         33                  96
Earl D. Weiner            $       6,090   $       254,900         33                  96

---------
*     Mr. Keith was elected as a Trustee of the Fund effective November 5, 2010.

      As of January 4, 2011, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

The Adviser
-----------

      The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees (see "Management of the Funds" in the Prospectuses). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

      The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2010, totaling approximately $484 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

      As of September 30, 2010, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.6% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB".

      As of September 30, 2010, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

            ------------------------------------------
            AXA and its subsidiaries         61.4%
            ------------------------------------------
            Holding                          36.7%
            ------------------------------------------
            Unaffiliated holders              1.9%
            ------------------------------------------
                                            100.0%
            ------------------------------------------

      AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.0% economic interest in the Adviser as of September 30, 2010.

      AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company is an indirect wholly-owned subsidiary of AXA Financial, Inc.

      The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

      The Advisory Agreement continues in effect provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party as defined in the 1940 Act. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act, at meetings held on November 2-4, 2010.

      Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .25 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .24 of 1% of the next $.25 billion of such assets, .23 of 1% of the next $.25 billion of such assets, .22 of 1% of the next $.25 billion of such assets, .21 of 1% of the next $1 billion of such assets and .20 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly under the Advisory Agreement. For the fiscal years ended September 30, 2010, 2009, and 2008, the Adviser received from the Fund advisory fees of $0 (net of $324,865 waived by the Adviser), $1,458,714 (net of $110,510 waived by the Adviser), and $1,335,618, respectively. To prevent the Fund's expenses from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed the Fund an additional amount of $96,070.

      The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Trustees. The Fund paid to the Adviser a total of $101,580 in respect of such services for the fiscal year ended September 30, 2010.

      Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to:
AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-America Fund, Inc., all registered closed-end investment companies.

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

      As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

      Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

      Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

      To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

      The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

      (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

      (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

      (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Beginning in 2009, all deferred awards are in the form of the Adviser's publicly traded equity securities. Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

      (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

      (v) Compensation under the Adviser's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

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                              EXPENSES OF THE FUND

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Distribution Services Agreement
-------------------------------

      The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI the Fund's principal underwriter to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Plan").

      In approving the Plan, the Trustees determined that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

      Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined CDSC and distribution services fee on the Class B shares and Class C shares, and the distribution services fees on Class R shares and Class K shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

      The Plan also provides that the Adviser may use its own resources to make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers for their distribution assistance.

      The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Trustees") and by a vote of the majority of the entire cast in person at a meeting called for that purpose. Most recently, the Trustees approved the continuance of the Agreement for an additional annual term at their meetings held on November 2-4, 2010.

      All material amendments to the will become effective only upon approval as provided in the preceding paragraph and the Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected.

      The Plan may be terminated with respect to the Fund or any class of shares of the Fund at any time on 60 days' written notice by ABI, by a majority vote of the outstanding voting securities of the Fund or that class (as appropriate), or by a vote of the majority of the Qualified Trustees without payment of any penalty. The Plan will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

      In the event that the Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class, and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

      During the Fund's fiscal year ended September 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement to ABI with respect to Class A shares, in amounts aggregating $64,216 (net of $699,612 waived by ABI), which constituted 0.03% of the average daily net assets attributable to Class A during such fiscal year, and the Adviser made payments from its own resources aggregating $221,782. Of the $285,998 paid by the Fund and the Adviser under the Agreement, $0 was spent on advertising, $1,148 on the printing and mailing of prospectuses for persons other than current shareholders, $138,036 for compensation to broker-dealers and other financial intermediaries (including, $71,193 to the principal underwriter), $55,540 for compensation to sales personnel and $91,274 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses.

      During the Fund's fiscal year ended September 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement to ABI with respect to Class B shares, in amounts aggregating $5,627 (net of $466,008 waived by ABI), which constituted 0.01% of the average daily net assets attributable to Class B during such fiscal year, and the Adviser made payments from its own resources aggregating $0. Of the $5,627 paid by the Fund and the Adviser under the Agreement in the case of the Class B shares, $0 was spent on advertising, $180 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers and other financial intermediaries (including, $1,660 to the principal underwriter), $1,125 for compensation paid to sales personnel, $0 for interest on Class B shares financing, $2,157 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses, and $505 plus an additional $82,315 in contingent deferred sales charge ("CDSC") revenues were used to offset the distribution services fees paid in prior years.

      During the Fund's fiscal year ended September 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement to ABI with respect to Class C shares, in amounts aggregating $6,340 (net of $233,247 waived by ABI), which constituted 0.02% of the average daily net assets attributable to Class C during such fiscal year, and the Adviser made payments from its own resources aggregating $14,256. Of the $20,596 paid by the Fund and the Adviser under the Agreement in the case of the Class C shares, $0 was spent on advertising, $120 on the printing and mailing of prospectuses for persons other than current shareholders, $14,134 for compensation to broker-dealers and other financial intermediaries (including, $4,239 to the principal underwriter), $870 for compensation to sales personnel, $0 for interest on Class C shares financing, $5,472 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses, and $0 was used to offset the distribution services fees paid in prior years.

      During the Fund's fiscal year ended September 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement to ABI with respect to Class R shares, in amounts aggregating $3,959 (net of $30,015 waived by ABI), which constituted 0.06% of the average daily net assets attributable to Class R shares during such fiscal year, and the Adviser made payments from its own resources aggregating $119,668. Of the $123,627 paid by the Fund and the Adviser under the Agreement in the case of the Class R shares, $0 was spent on advertising, $46 on the printing and mailing of prospectuses for persons other than current shareholders, $53,379 for compensation to broker-dealers and other financial intermediaries (including, $30,499 to the principal underwriter), $30,914 for compensation to sales personnel, $0 for interest on Class R shares financing, $39,288 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses.

      During the Fund's fiscal year ended September 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement to ABI with respect to Class K shares, in amounts aggregating $1,670 (net of $102,886 waived by ABI), which constituted 0.004% of the average daily net assets attributable to Class K shares during such fiscal year, and the Adviser made payments from its own resources aggregating $537,953. Of the $539,623 paid by the Fund and the Adviser under the Agreement in the case of the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $300,490 for compensation to broker-dealers and other financial intermediaries (including, $115,853 to the principal underwriter), $89,022 for compensation to sales personnel, $0 for interest on Class K shares financing, $150,111 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses.

Transfer Agency Agreement
-------------------------

      ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas, 78230, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended September 30, 2010, the Fund paid ABIS $544,938 pursuant to the Transfer Agency Agreement.

      ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

      Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

      Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Proxy Voting Policies and Procedures
------------------------------------

      Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

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                               PURCHASE OF SHARES

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      The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund."

      Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

      Shares of the Fund are offered on a continuous basis at a price equal to their NAV. Shares of the Fund are available to holders of shares of other AllianceBernstein Mutual Funds who wish to exchange their shares for shares of a money market fund and also may be purchased for cash.

Frequent Purchase and Sales of Fund Shares
------------------------------------------

      The Trustees have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

      Risks Associated With Excessive Or Short-Term Trading Generally. Money market funds, such as the Fund, are generally not subject to short-term trading strategies. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of fund shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

      Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

      A shareholder engaging in short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

      Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund seeks to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in the Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectuses. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

      Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

      Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

Purchase of Shares
------------------

      The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange. In addition, the Fund reserves the right, on 60 days' written notice to modify, restrict or terminate the exchange privilege.

      A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Class A, Class B, Class C, Class R, Class K, Class I or Advisor Class shares made through such financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and had no control over, the decision of any financial intermediary to impose such differing requirements.

      If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Prospectuses and this SAI. A transaction fee may be charged by your financial intermediary with respect to the purchase or sale of Advisor Class shares made through such financial intermediary.

      In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

      Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that (i) Class A, Class B and Class C shares bear the expense of their respective CDSCs, (ii) Class B, Class C and Class R shares bear the expense of a higher distribution services fee and higher transfer agency costs, (iii) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A, the Class B and Advisor Class shareholders will vote separately by Class. Each class has different exchange privileges and certain different shareholder service options available.

Acquisitions by Exchange
------------------------

      An exchange is effected through the redemption of the AllianceBernstein Mutual Fund shares tendered for exchange and the purchase of shares of the Fund at NAV. A shareholder may exchange an investment in an AllianceBernstein Mutual Fund for shares of the same class of the Fund if the Fund offers shares of the same class. A shareholder exchanging shares of an AllianceBernstein Mutual Fund must give (i) proper instructions and any necessary supporting documents as described in such Fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, which normally takes up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of gain or loss for federal income tax purposes.

      Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., Eastern time, on a Fund business day. A Fund business day is each weekday exclusive of days the Exchange or banks are closed for business. Telephone requests for exchanges received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

      Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instructions to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Purchases for Cash
------------------

      Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another AllianceBernstein Mutual Fund and should not be held as a long-term investment.

      Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that establish the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

      Shares of the Fund are offered on a continuous basis at a price equal to their NAV ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge, and, as long as the shares are held for a year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares") or, to investors eligible to purchase Advisor class shares without any initial or asset-based sales charge or CDSC ("Advisor Class shares"), in each case described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI.

      Investors may purchase shares of the Fund through financial intermediaries. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. Shares may also be sold in foreign countries where permissible. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

      The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV, which is expected to be constant at a $1.00 per share, although this is not guaranteed, next determined as described below. The applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a pre-arranged time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

      Following the initial purchase for cash of Fund shares, a shareholder may place orders to purchase additional shares for cash by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, on a Fund business day are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a shareholder's account in the amount of his or her investment.

      The NAV of the Fund's shares is computed in accordance with the Fund's Agreement and Declaration of Trust as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. For purposes of this computation, the securities in the Fund's portfolio are valued at their amortized cost value. For more information concerning the amortized cost method of valuation of securities, see "Daily Dividends--Determination of Net Asset Value."

      All shares purchased are confirmed to each shareholder and are credited to his or her account at NAV. As a convenience, and to avoid unnecessary expense to the Fund, certificates representing shares of the Fund are not issued except upon written request by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for any inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal, namely, the telephone, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

      Advisor Class shares of the Fund are offered to holders of Advisor Class shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase or redemption.

      The Trustees have determined that currently no conflict of interest exists among the classes of shares of the Fund. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

      Class A, Class B and Class C Shares. Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor intends to subsequently exchange shares for shares of another AllianceBernstein Mutual Fund and other circumstances. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements -- Group Retirement Plans and Tax-Deferred Accounts," below. ABI Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares. (See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). In addition, the ABI will reject any order for more than $1,000,000 of Class C shares.

      Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B or Class C shares. However, because sales charges are deducted at the time Class A shares are exchanged for Class A shares of other AllianceBernstein Mutual Funds, investors not qualifying for reduced Class A sales charges who expect to exchange their shares for Class A shares of another AllianceBernstein Mutual Fund and to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that sales charges will be imposed at the time Class A shares are exchanged for Class A shares of other AllianceBernstein Mutual Funds.

      Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares, although these classes are subject to higher continuing distribution charges and, in the case of Class B shares, are subject to a CDSC for a four-year period and, in the case of Class C shares, are subject to a CDSC for a one-year period. This might be true of investors who do not wish to pay sales charges on subsequent exchanges of shares. Those investors who prefer to have all of their funds invested initially but may not wish to retain their investment for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

      During the Fund's fiscal years ended 2010, 2009 and 2008, ABI received CDSCs of $7,341, $101,058 and $5,377, respectively, on Class A Shares, $109,839, $264,605 and $119,312, respectively, on Class B Shares and $5,849, $34,808 and $28,062, respectively, on Class C Shares.

Class A Shares
--------------

      The public offering price of Class A shares is their NAV. No sales charge is imposed on Class A shares at the time of purchase. If Class A shares of the Fund are purchased for cash and are exchanged for Class A shares of another AllianceBernstein Mutual Fund, the sales charge applicable to the other AllianceBernstein Mutual Fund will be assessed at the time of the exchange.

      With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

Class B Shares
--------------

      Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

      The purchase of Class B shares for cash at the public offering price is permitted for additional contributions from existing AllianceBernstein prototype IRAs, qualified plans and other corporate retirement plans who are existing Class B shareholders of the Fund at NAV (subject to the limitations on the sale of Class B shares described above) without an initial sales charge. This means that the full amount of a purchase is invested in the Fund.

      Class B shares of the Fund are also offered to holders of Class B shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase in an exchange transaction. When Class B shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied to Class B shares of the AllianceBernstein Mutual Fund originally purchased by the shareholder at the time of their purchase.

      Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

      For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

      The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

      Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Contingent Deferred Sales Charge
--------------------------------

      Class B shares that are redeemed within four years of their cash purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements -- Group Retirement Plans and Tax-Deferred Accounts" below).

      For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of cash payment for the purchase of Class B shares until the time of redemption of such shares.

                                                Contingent Deferred Sales Charge
                                                 for the Fund as a % of Dollar
Year Since Cash Purchase                            Amount Subject to Charge
------------------------                            ------------------------

First                                                         4.0%
Second                                                        3.0%
Third                                                         2.0%
Fourth                                                        1.0%
Fifth and thereafter                                          None

      In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because they were acquired upon the reinvestment of dividends or distributions) and, second, of shares held the longest during the time they are subject to the sales charge. The CDSC is applied to the lesser of the NAV at the time of redemption of the Class A shares or Class B shares being redeemed and the cost of such shares (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

      Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

      The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, or (iii) that had been purchased by present or former Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Program," below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available to a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary, or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or, in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------

      Class R shares are available at NAV to group retirement plans that have plan assets of up to $10 million. Class R shares are also available to AllianceBernstein-sponsored group retirement plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class K shares and Class I shares and pay correspondingly lower dividends than Class K shares and Class I shares.

      Class R shares of the Fund are also offered to holders of Class R shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase or redemption.

Class K Shares
--------------

      Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares are also available to AllianceBernstein-sponsored group retirement plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

      Class K shares of the Fund are also offered to holders of Class K shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase or redemption.

Class I Shares
--------------

      Class I shares are available at NAV to group retirement plans that have plan assets in excess of $10 million and to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such plans has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

      Class I shares of the Fund are also offered to holders of Class I shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase or redemption.

Advisor Class Shares
--------------------

      Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by "qualified State tuition programs" (within the meaning of Section 529 of the Code) approved by ABI, (iv) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, (v) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, (vi) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates, and (vii) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

      The AllianceBernstein Mutual Funds offer distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In addition, the Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

      Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million.

      Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

      Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

      Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

      Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

      Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

      Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

      It is expected that the Fund will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Fund also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Because Class K shares have no CDSC and lower Rule 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

      In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments should weigh the following:

      o the lower Rule 12b-1 distribution fees (0.30%) with respect to Class A shares;

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

      Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

      As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

      The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

      Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

      Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -AllianceBernstein 2050 Retirement Strategy
  -AllianceBernstein 2055 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Bond Inflation Strategy
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Real Asset Strategy
  -AllianceBernstein Municipal Bond Inflation Strategy AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio -AllianceBernstein U.S. Strategic Research Portfolio -AllianceBernstein Market Neutral Strategy - U.S. -AllianceBernstein Market Neutral Strategy - Global -AllianceBernstein International Discovery Equity Portfolio
AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Diversified Yield Fund, Inc. AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Growth Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -AllianceBernstein High Income Municipal Portfolio
  -California Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Small/Mid Cap Growth Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Conservative Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Overlay A Portfolio
  -Overlay B Portfolio
  -Short Duration Portfolio
  -Tax-Aware Overlay A Portfolio
  -Tax-Aware Overlay B Portfolio
  -Tax-Aware Overlay C Portfolio
  -Tax Aware Overlay N Portfolio
  -Tax-Managed International Portfolio

      Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.

      Cumulative Quantity Discount (Right of Accumulation). An investor's exchange of Class A shares of the Fund for Class A shares of another AllianceBernstein Mutual Fund qualify for a cumulative quantity discount from any applicable sales charge. The applicable sales charge will be based on the total of:

      (i)   the investor's current purchase;

      (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

      (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

      For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of another AllianceBernstein Mutual Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the rate applicable to a single $300,000 purchase of shares of that AllianceBernstein Mutual Fund.

      Letter of Intent. Class A investors of the Fund may also obtain the quantity discounts described under "Sales Charge Reduction Programs" by means of a written Letter of Intent, which expresses the investor's intention to invest, including through their exchange of Class A shares of the Fund, at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of any AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on that date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

      Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of an AllianceBernstein Mutual Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of that AllianceBernstein Mutual Fund or any other AllianceBernstein Mutual Fund, to qualify for a reduced initial sales charge on the total amount being invested (i.e. the initial sales charge applicable to an investment of $100,000).

      The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional AllianceBernstein Mutual Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

      Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of that AllianceBernstein Mutual Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of that AllianceBernstein Mutual Fund's SAI.

      Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of the Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

      Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

      In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

      Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

      General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

      Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

      Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

      Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

      CDSC Waiver for Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

      Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

      With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

      Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

      In the case of Class A shares, ABI may pay financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

      In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

      In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

      In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

      In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

      Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o     Rule 12b-1 fees;

      o     additional distribution support;

      o     defrayal of costs for educational seminars and training; and

      o payments related to providing shareholder record-keeping and/or transfer agency services.

      Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

      In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

      For 2011, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16.5 million for distribution services and education support related to the AllianceBernstein Mutual Funds.

      A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

      The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses" in your Prospectus.

      If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

      Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

      ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

      Advisor Group, Inc.
      Ameriprise Financial Services
      AXA Advisors
      Bank of America
      Cadaret, Grant & Co.
      CCO Investment Services Corp.
      Chase Investment Services
      Commonwealth Financial Network
      Donegal Securities
      Financial Network Investment Company
      LPL Financial Corporation
      Merrill Lynch
      Morgan Stanley Smith Barney
      Multi-Financial Securities Corporation
      Northwestern Mutual Investment Services
      PrimeVest Financial Services
      Raymond James
      RBC Wealth Management
      Robert W. Baird
      UBS Financial Services
      Wells Fargo Advisors
      Wells Fargo Investments

      ABI expects that additional firms may be added to this list from time to time.

      Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

      The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

      Subject only to the limitations described below, the Fund will redeem shares tendered to it, as described below, at a redemption price equal to their NAV, which is expected to remain constant at $1.00 per share, following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

      Payment of the redemption price may be made either in cash or in portfolio securities (selected at the discretion of the Trustees of the Fund and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. No interest will accrue on uncashed redemption checks.

      The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase and the income earned. Redemption proceeds on Class A shares, Class B shares and Class C shares will reflect the deduction of the CDSC, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, may result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

      To redeem shares for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

      To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

      Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

      Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

      Telephone Redemption - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

      The Fund may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of the close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

      The Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

      The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

      Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

      Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are eligible to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

      You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition,
(i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day.

      Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

      Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

      All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

      Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

      Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

      A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

      None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

      The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege. Also see, "General" above.

Statements and Reports
----------------------

      Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting
------------

      A new Class A or Class C investor may fill out a Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. A Class A or Class C shareholder wishing to establish this checkwriting service should contact the Fund by telephone or mail. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

      When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares in the shareholder's account to cover the check. A shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

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               DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

      All net income of the Fund is determined after the close of each Fund business day, currently 4:00 p.m., Eastern time, (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

      Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in NAV and are not included in net income. NAV per share of each class is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

      Dividends paid by the Fund, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

      The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

      The Fund maintains procedures designed to maintain its share price at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the NAV of the Fund calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. There can be no assurance, however, that the Fund's NAV per share will remain constant at $1.00.

      The per share NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Trustees deem appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. All expenses, including the fees payable to the Adviser, are accrued daily. A Fund business day is any weekday on which the Exchange is open for trading.

      The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                                     TAXES

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      The Fund has qualified to date and intends to qualify in each future year to be taxed as a regulated investment company under the Code, and as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

      For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law. Furthermore, since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for non-corporate shareholders none of the Fund's distributions will be treated as "qualified dividend income" taxable at a maximum rate (through 2010) of 15% (5% for non-corporate shareholders in lower tax brackets).

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                               FUND TRANSACTIONS

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      Subject to the general oversight of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

      Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and NAV of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

      The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser, in its discretion, purchases and sells securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended September 30, 2010, 2009 and 2008, the Fund incurred no brokerage commissions.

Disclosure of Portfolio Holdings
--------------------------------

      The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of its portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

      The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about its portfolio holdings on a selective basis.

      The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. Effective October 7, 2010, Rule 2a-7 requires the Fund to post monthly a schedule of investments as of the last day of the proceeding month on the Adviser's website (www.AllianceBernstein.com). The posted information is required to include dollar-weighted average portfolio maturity and, for each security, the name of the issuer, the category of investment, the CUSIP number, the principal amount, the maturity date, coupon and yield, and amortized cost value.

      The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

      Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

      The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Trustees on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

      In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

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                              GENERAL INFORMATION

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Capitalization
--------------

      The Fund is a Massachusetts business trust that was organized on January 14, 1994 under the name "AFD Exchange Reserves." The Fund's name became "AllianceBernstein Exchange Reserves" on March 31, 2003.

      The Fund has an unlimited number of authorized Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of beneficial interest par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Shares of each class participate equally in dividends and distributions from that class, including any distributions in the event of a liquidation except that each class bears its own transfer agency expenses, each of Class A, Class B, Class C, Class R and Class K shares bears its own distribution expenses and Class B shares and Advisor shares convert to Class A shares under certain circumstances. Shares of the Fund are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series for the election of Trustees and on any other matter affecting the Fund. As to matters affecting a class differently, such as approval of the Rule 12b-1 plan, each class votes separately. Shareholder meetings will be held only when required by federal or state law.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

      Set forth below is certain information as to all persons who, of record or beneficially, held 5% or more of any of the classes of the Fund's shares outstanding at January 4, 2011:

                                                 No. of                  % of
Name and Address                                 Shares                  Class
----------------                                 ------                  -----

Class A Shares
--------------

National Financial Services LLC
For the Exclusive Benefit of our Customers
Attn: Mutual Funds Department
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY  10281-5503                        25,832,430               11.20%

Class B Shares
--------------

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 West 34th Street, Floor 3
New York, NY  10001-2402                         1,960,123                6.15%

First Clearing, LLC
Special Custody Acct for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                      2,024,225                6.35%

MLPF&S
For The Sole Benefit of Its Customers
Attn: Fund Admin
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                      2,114,294                6.63%

National Financial Services LLC
For the Exclusive Benefit of our
Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503                          4,712,562                14.7%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                      2,194,986                6.89%

Class C Shares
--------------

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 West 34th Street, Floor 3
New York, NY  10001-2402                         1,747,183                5.95%

First Clearing, LLC
Special Custody Acct for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                      2,221,334                7.57%

National Financial Services LLC
For the Exclusive Benefit of our
Customers
Attn: Mutual Funds Dept
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503                          3,990,931               13.60%

Advisor Class Shares
--------------------

Collegebound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1990-1992
1345 Avenue of the Americas
New York, NY  10105-0302                        10,383,411                7.03%

Collegebound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1993-1995
1345 Avenue of the Americas
New York, NY  10105-0302                        15,317,217               10.37%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1987-1989
1345 Avenue of the Americas
New York, NY  10105-0302                         8,106,587                5.49%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1990-1992
1345 Avenue of the Americas
New York, NY  10105-0302                        24,338,192               16.48%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1993-1995
1345 Avenue of the Americas
New York, NY  10105-0302                        33,895,414               22.95%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1996-1998
1345 Avenue of the Americas
New York, NY  10105-0302                        21,640,840               14.65%

Collegebound Fund
Age Based Portfolio 1999-2001
8000 IH10 West
San Antonio, TX  78230-3802                     13,191,955                8.93%

Class R Shares
--------------

Counsel Trust DBA Mid Atlantic
Trust CO FBO
S P Skinner CO Inc 401K PSP & Trust
1251 Waterfront Pl, Suite 525
Pittsburgh, PA  15222-4228                       1,194,589               20.40%

Peter T. McKean FBO
Townsend Management Inc.
401k PSP & Trust
P.O. Box 24442
San Francisco, CA  94124-0442                  413,313,310                7.06%

Class K Shares
--------------

Orchard Trust CO LLC TTEE Cust
FBO Kason Industries Inc.
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                3,702,654                8.38%

Orchard Trust CO LLC TEE
FBO Taylor Day Currie
Boyd & Johnson PA PSP
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                7,456,625               16.88%

Wilmington Trust CO TTEE FBO Spherion Corp
Deferred Compensation Plan
c/o Mutual Funds
P.O. Box 8971
Wilmington, DE  19899-8971                       2,535,245                5.74%

Class I Shares
--------------

Orchard Trust Company LLC TTEE Cust
Muskegon Surgical Associates PC
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                  869,596               35.80%

Orchard Trust Company LLC TTEE Cust
Worldwide Dreams Deferred Comp Pl
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                  183,934                7.57%

Orchard Trust Company LLC TTEE Cust
Group Pension Plan for Employees
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                  153,243                6.31%

Orchard Trust Company LLC TTEE Cust
Webcor Builders 401K PSP
P.O. Box 85484
San Diego, CA  92186-5484                        1,222,556               50.32%

Registrar, Transfer Agent and Dividend Disbursing Agent
-------------------------------------------------------

      ABIS, an indirect wholly-owned subsidiary of the Adviser, located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Fund's registrar, transfer agent and dividend disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee for the Class B shares will be higher than the transfer agency fee for the Class A, Class C, Class R, Class K, Class I or Advisor shares.

Custodian and Accounting Agent
------------------------------

      State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

      ABI, 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, serves as the Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of the Fund. ABI is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and ABI, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Independent Registered Public Accounting Firm
---------------------------------------------
      The Fund's independent registered public accounting firm is Ernst & Young LLP, 5 Times Square, New York, New York 10036.

Counsel
-------

      Legal matters in connection with the issuance of the shares offered hereby have been passed upon by Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, counsel for the Fund and the Adviser.

Additional Information
----------------------

      Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

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                       FINANCIAL STATEMENTS AND REPORT OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

      The financial statements of the Fund for the fiscal period ended September 30, 2010 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on December 6, 2010. This report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

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                                  APPENDIX A:

                       COMMERCIAL PAPER AND BOND RATINGS

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Prime-1, Prime-2, A-1, A-2, F1, F2

      The Fund will invest only in paper maintaining a high quality rating.

      "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"), and indicates superior ability for repayment of senior short-term debt obligations. "Prime-2" is the second highest, and denotes a strong, but somewhat lesser degree of assurance. Commercial paper issuers rated "Prime" have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

      Commercial paper issuers rated "A" by Standard & Poor's Rating Services ("Standard & Poor's") have the following characteristics: liquidity ratios are better than industry average; long term debt is "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry with superior management. Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". The numbers 1 and 2 indicate the relative degree of safety regarding timely payment with "A-1" paper being somewhat higher than "A-3".

      Commercial paper rated "F1" by Fitch Ratings is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment, with "F1+" denoting an exceptionally strong assurance. "F2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

      Bonds rated "AAA" and "Aaa" have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's "AAA" rating indicates an extremely strong capacity to pay principal and interest. Bonds rated "AA" by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree. Standard & Poor's "A" rated bonds have a strong capacity to pay interest and repay principal but are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than are higher rated bonds.

      Moody's "Aaa" rating indicates the ultimate degree of protection as to principal and interest. Moody's "Aa" rated bonds, though also high-grade issues, are rated lower than "Aaa" bonds because margins of protection may not be as large, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appeal somewhat larger. Moody's "A" rated bonds are considered upper medium grade obligations possessing many favorable investment attributes. Although factors giving security to principal and interest are considered adequate, elements may exist which suggest that the bonds may be susceptible to impairment sometime in the future.

SK 00250 0163 1163931a